ADVISORS DISCIPLINED TRUST 826

                          SUPPLEMENT TO THE PROSPECTUS

     Notwithstanding anything to the contrary in the prospectus, the securities of Zoll Medical Corporation are no longer included in the portfolio.

     Supplement Dated:  May 1, 2012

















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